UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2010

ENERGIZER RESOURCES INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-51151 (Commission File Number)	20-0803515 (IRS Employer Identification No.)

520 – 141 Adelaide St. W., Toronto, Ontario, Canada (Address of Principal Executive Offices )	M5H 3L5 (Zip Code)

Registrant’s telephone number, including area code:   (416) 364-4911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 5.07.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 5.07.

Item 5.07

Submission of Matters to a Vote of Security Holders.

At the Annual and Special Meeting of Stockholders (the “Annual Meeting”) of Energizer Resources Inc. (the “Company”) held on December 16, 2010, the stockholders of the Company approved each of the proposals set forth below by the final voting results set forth below.

Proposal 1

To elect the following individuals as directors of the Company, each to serve a term of one year or until his or her successor is duly elected or appointed:

	Number of Shares
	Votes For	Votes Withheld
J.A. Kirk McKinnon	53,546,006	1,249,257
Richard E. Schler	53,544,606	1,250,657
Julie A. Lee Harrs	53,523,506	1,271,757
John Sanderson	53,573,056	1,222,207
V. Peter Harder	53,552,256	1,243,007
Richard Quesnel	53,732,656	1,062,607
Quentin Yarie	53,562,806	1,232,457
Craig Scherba	53,538,106	1,257,157

Proposal 2

To approve an increase of the Company’s authorized capital stock to 350,000,000 from 185,000,000, of which 340,000,000 will be deemed common shares and the remaining 10,000,000 will be deemed eligible to be divisible into classes, series and types as designated by the Board of Directors of the Company:

Number of Shares
Votes For	Votes Against	Abstain
61,535,443	4,214,871	666,990

Proposal 3

To approve an amendment to the Company’s Amended and Restated 2006 Stock Option Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 22,000,000 from 17,000,000:

Number of Shares
Votes For	Votes Against	Abstain
50,862,772	3,220,541	712,000

Proposal 4

To approve a change to the Company’s Amended & Restated Bylaws, Article II - Meetings of Shareholders, Sections 2 & 3 reducing the required quorum for both a Regular and a Special General Meeting of Shareholders to ten percent of the shares outstanding from one-third of the shares outstanding:

Number of Shares
Votes For	Votes Against	Abstain
51,009,597	3,675,266	110,400

Proposal 5

To ratify the appointment of MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011:

Number of Shares
Votes For	Votes Against	Abstain
63,807,209	2,413,091	197,004

Following its approval by the Company’s stockholders, Proposal 2 was implemented by way of articles of amendment to the Company’s articles of incorporation that became effective December 17, 2010.  A copy of the articles of amendment is attached as Exhibit 3.1 hereto.

The Company’s Amended and Restated 2006 Stock Option Plan, as amended following approval of Proposal 3 by the Company’s stockholders, is attached as Exhibit A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 9, 2010.

Following its approval by the Company’s stockholders, Proposal 4 was implemented by way of second amended and restated bylaws of the Company that became effective December 16, 2010.  A copy of the second amended and restated bylaws is attached as Exhibit 3.2 hereto.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

3.1	Articles of Amendment to Articles of Incorporation of Energizer Resources Inc.

3.2	Second Amended and Restated Bylaws of Energizer Resources Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 21, 2010

ENERGIZER RESOURCES INC.

 By:  /s/  Richard Schler

Richard Schler

Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Amendment to Articles of Incorporation of Energizer Resources Inc.

3.2	Second Amended and Restated Bylaws of Energizer Resources Inc.